VAN KAMPEN EQUITY TRUST
VAN KAMPEN UTILITY FUND


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 5,706,738 shares were voted in the affirmative and 49,995 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 5,702,043 voted in the affirmative and 54,689 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 5,702,080 shares were voted in the affirmative and 54,653 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 5,709,804 shares were voted in the affirmative and 46,928 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 5,703,427 shares were voted in the affirmative and 53,306 shares were withheld. With regard to the election of Jack
E. Nelson, as elected trustee by the shareholders of the Portfolio, 5,701,937 shares were voted in the affirmative and 54,795 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 5,701,603 shares were voted in the affirmative and 55,129 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 5,703,593 shares were voted in the affirmative and 53,139 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 5,699,004 shares were voted in the affirmative and 57,729 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 5,706,946 shares were voted in the affirmative and 49,786 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 5,703,394 shares were voted in the affirmative and 53,339 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 5,703,635 shares were voted in the affirmative and 53,098 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 5,661,821 shares were voted in the affirmative and 15,914 shares were voted against the proposal and 78,997 shares abstained from voting.


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VAN KAMPEN EQUITY TRUST
VAN KAMPEN MID CAP VALUE FUND


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 126,493 voted in the affirmative and no shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 126,493 shares were voted in the affirmative and no shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 126,493 shares were voted in the affirmative and no shares were voted against the proposal and no shares abstained from voting.


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VAN KAMPEN EQUITY TRUST
VAN KAMPEN GREAT AMERICAN COMPANIES FUND


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 129,772 voted in the affirmative and no shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 129,772 shares were voted in the affirmative and no shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 129,772 shares were voted in the affirmative and no shares were voted against the proposal and no shares abstained from voting.


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VAN KAMPEN EQUITY TRUST
VAN KAMPEN GROWTH FUND


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 3,213,834 shares were voted in the affirmative and 36,612 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 3,214,820 voted in the affirmative and 35,627 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 3,214,232 shares were voted in the affirmative and 36,214 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 3,214,520 shares were voted in the affirmative and 35,926 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 3,213,333 shares were voted in the affirmative and 37,113 shares were withheld. With regard to the election of Jack
E. Nelson, as elected trustee by the shareholders of the Portfolio, 3,214,298 shares were voted in the affirmative and 36,148 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 3,213,059 shares were voted in the affirmative and 37,388 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 3,215,323 shares were voted in the affirmative and 35,123 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 3,213,779 shares were voted in the affirmative and 36,667 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 3,213,187 shares were voted in the affirmative and 37,259 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 3,212,001 shares were voted in the affirmative and 38,445 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 3,214,926 shares were voted in the affirmative and 35,520 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 3,203,163 shares were voted in the affirmative and 13,119 shares were voted against the proposal and 34,163 shares abstained from voting.


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VAN KAMPEN EQUITY TRUST
VAN KAMPEN PROSPECTOR FUND


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 145,668 voted in the affirmative and no shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 145,668 shares were voted in the affirmative and no shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 145,668 shares were voted in the affirmative and no shares were voted against the proposal and no shares abstained from voting.


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VAN KAMPEN EQUITY TRUST
VAN KAMPEN AGGRESSIVE GROWTH  FUND


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 23,699,925 shares were voted in the affirmative and 228,108 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 23,695,300 voted in the affirmative and 232,732 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 23,697,743 shares were voted in the affirmative and 230,290 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 23,701,896 shares were voted in the affirmative and no shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 23,699,397 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 23,700,440 shares were voted in the affirmative and 227,593 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 23,692,168 shares were voted in the affirmative and 235,865 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 23,699,066 shares were voted in the affirmative and 228,967 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 23,680,406 shares were voted in the affirmative and 247,626 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 23,700,130 shares were voted in the affirmative and 227,903 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 23,697,268 shares were voted in the affirmative and 230,765 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 23,700,313 shares were voted in the affirmative and 227,719 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 23,441,542 shares were voted in the affirmative and 95,683 shares were voted against the proposal and 390,807 shares abstained from voting.

VAN KAMPEN EQUITY TRUST
VAN KAMPEN SMALL CAP VALUE  FUND


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 226,587 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 226,587 voted in the affirmative and no shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 226,587 shares were voted in the affirmative and no shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 226,587 shares were voted in the affirmative and no shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 226,587 shares were voted in the affirmative and no shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 226,587 shares were voted in the affirmative and no shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 224,656 shares were voted in the affirmative and 1,931 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 226,587 shares were voted in the affirmative and no shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 224,656 shares were voted in the affirmative and 1,931 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 226,587 shares were voted in the affirmative and no shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 226,587 shares were voted in the affirmative and no shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 224,656 shares were voted in the affirmative and 1,931 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 226,587 shares were voted in the affirmative and no shares were voted against the proposal and no shares abstained from voting.